UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-06103

Investors Cash Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

Central Cash Management Fund

Annual Report

to Shareholders

March 31, 2013

Contents
4 Portfolio Management Review
7 Investment Portfolio
13 Statement of Assets and Liabilities
14 Statement of Operations
15 Statement of Changes in Net Assets
16 Financial Highlights
17 Notes to Financial Statements
21 Report of Independent Registered Public Accounting Firm
22 Information About Your Fund's Expenses
23 Tax Information
24 Summary of Management Fee Evaluation by Independent Fee Consultant
28 Board Members and Officers
34 Account Management Resources

This report must be preceded or accompanied by an offering circular. To obtain the fund's private offering memorandum, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The offering circular contains this and other important information about the fund. Please read the fund's private offering memorandum carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors of the fund may have a significant adverse effect on the share price of the fund. See the fund's private offering memorandum for specific details regarding the fund's risk profile.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Yields fluctuate and are not guaranteed.

Investment Objective The fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Early last year, efforts by the European Central Bank (ECB) to ensure adequate funding access at low rates for the Continent's major banks led to a rally in global financial markets. However, in May 2012, we saw another dramatic "flight to quality," as worries concerning Greece's elections and continuingly worsening conditions for Spanish and Italian banks led global and domestic investors to abandon risk assets. Later in 2012, any negative economic data was overshadowed by investor anticipation of more substantial central bank actions. First, the ECB lowered its interest rate for bank reserves. Then, the head of the ECB, Mario Draghi, stated that the central bank would do "whatever it takes" to preserve the euro. In December 2012, the U.S. Federal Reserve Board (the Fed) altered its guidance regarding rate levels, stating that it would maintain short-term interest rates near zero until U.S. unemployment dropped below 6.5%, and as long as inflation levels did not exceed 2.5%. In the first quarter of 2013, the European situation remained relatively stable until the banking crisis in Cyprus reached a boiling point; the crisis was finally resolved after it was agreed that large uninsured depositors in Cyprus' banks would suffer substantial losses. In addition, the U.S. economy was boosted by higher housing prices and steady if unspectacular employment gains. In the money market area, we saw a continued supply/demand imbalance as well as a reduction in short-term money market supply due to ongoing quantitative easing by the Fed.

Portfolio Performance (as of March 31, 2013)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

	7-Day Current Yield
March 31, 2013	.12	*
March 31, 2012	.11	*

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding.

* The investment advisor has agreed to voluntarily waive fees/reimburse expenses. This waiver may be changed or terminated at any time without notice.

Positive Contributors to Fund Performance

We were able to maintain a yield that is in line with other similar money market funds during the period.

With short-maturity yields trading in a range throughout most of the period, we pursued a "barbell" strategy for the fund: we held a large percentage of portfolio assets in overnight agency/mortgage repurchase agreements for relative yield, flexibility and liquidity purposes. At the same time, we purchased Treasury and agency securities with maturities ranging from six months to one year to take advantage of more attractive rates within that portion of the yield curve.

Negative Contributors to Fund Performance

During the year ended March 31, 2013, our decision to keep a significant percentage of portfolio assets in overnight repurchase agreements cost the fund some yield, but we believe that this represented a prudent approach to maintaining a high level of portfolio quality and liquidity.

Outlook and Positioning

We look for steady but somewhat limited growth for the U.S. economy over the remainder of this year, due to weak employment reports and the automatic budget cuts dictated by congressional sequestration. In turn, we think that restrained growth will mean that the Fed will continue its accommodative monetary policy through the balance of 2013. Within the Treasury and agency money markets, the current balance of tight supply and heavy demand will most likely persist for the foreseeable future.

We continue to seek high credit quality within the fund. We also intend to seek to maintain our conservative investment strategies and standards.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The barbell strategy involves purchasing bonds with a variety of long- and short-term maturities.

Repurchase agreement (overnight repo) — an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term "parking place" for large sums of money.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Investment Portfolio as of March 31, 2013
	Principal Amount ($)	Value ($)

Commercial Paper 1.5%
Issued at Discount**
Straight-A Funding LLC, 144A, 0.19%, 4/8/2013 (Cost $19,999,261)	20,000,000	19,999,261

Government & Agency Obligations 46.1%
U.S. Government Sponsored Agencies 40.3%
Federal Farm Credit Bank:
0.155%*, 2/6/2014	25,000,000	25,000,000
0.19%, 12/13/2013	5,000,000	5,000,000
Federal Home Loan Bank:
0.072%**, 4/3/2013	8,000,000	7,999,958
0.105%*, 4/4/2013	10,000,000	9,999,988
0.118%**, 6/3/2013	5,000,000	4,998,950
0.125%, 3/27/2014	8,000,000	7,995,502
0.15%, 10/15/2013	12,000,000	11,999,567
0.16%, 6/5/2013	10,000,000	9,999,821
0.16%, 12/19/2013	5,000,000	4,999,770
0.161%**, 4/19/2013	15,000,000	14,998,725
0.17%, 7/5/2013	12,000,000	11,999,468
0.17%*, 11/8/2013	5,000,000	4,998,795
0.17%*, 11/15/2013	12,500,000	12,496,844
0.17%, 3/25/2014	14,000,000	13,998,343
0.18%*, 7/25/2013	15,000,000	14,999,759
0.18%*, 7/26/2013	12,500,000	12,499,603
0.18%, 3/7/2014	13,455,000	13,454,212
0.195%*, 11/4/2013	5,500,000	5,499,174
0.28%, 11/14/2013	5,475,000	5,479,170
0.31%*, 5/17/2013	12,000,000	12,000,000
0.32%*, 4/5/2013	7,500,000	7,499,992
0.32%*, 4/12/2013	8,000,000	7,999,976
0.36%, 5/16/2013	17,500,000	17,502,412
0.5%, 8/28/2013	8,000,000	8,009,728
0.5%, 12/13/2013	4,115,000	4,124,461
0.875%, 12/27/2013	8,000,000	8,041,331
2.375%, 3/14/2014	9,050,000	9,238,243
Federal Home Loan Mortgage Corp.:
0.119%**, 8/26/2013	33,800,000	33,783,438
0.139%**, 7/9/2013	12,000,000	11,995,380
0.139%**, 8/13/2013	12,500,000	12,493,486
0.142%*, 9/13/2013	25,000,000	24,999,495
0.149%**, 9/4/2013	15,000,000	14,990,250
0.167%**, 5/29/2013	10,000,000	9,997,261
0.171%**, 5/6/2013	15,000,000	14,997,448
0.176%**, 5/13/2013	12,000,000	11,997,480
3.5%, 5/29/2013	7,500,000	7,538,966
Federal National Mortgage Association:
0.099%**, 6/24/2013	7,500,000	7,498,250
0.109%**, 7/2/2013	12,000,000	11,996,627
0.124%**, 10/1/2013	12,000,000	11,992,070
0.139%**, 7/19/2013	25,500,000	25,489,191
0.149%**, 9/3/2013	25,000,000	24,983,854
0.149%**, 9/16/2013	18,500,000	18,487,050
0.156%**, 5/1/2013	8,000,000	7,998,933
0.172%**, 5/22/2013	12,000,000	11,997,025
		536,069,996
U.S. Treasury Obligations 5.8%
U.S. Treasury Notes:
0.25%, 10/31/2013	5,000,000	5,001,115
0.5%, 5/31/2013	20,000,000	20,011,385
0.5%, 10/15/2013	16,500,000	16,527,071
0.5%, 11/15/2013	15,000,000	15,031,116
0.75%, 12/15/2013	12,000,000	12,049,588
4.0%, 2/15/2014	8,000,000	8,267,451
		76,887,726
Total Government & Agency Obligations (Cost $612,957,722)		612,957,722

Repurchase Agreements 52.4%
Barclays Capital, 0.15%, dated 3/28/2013, to be repurchased at $32,000,533 on 4/1/2013 (a)	32,000,000	32,000,000
Barclays Capital, 0.16%, dated 3/28/2013, to be repurchased at $75,002,333 on 4/4/2013 (b)	75,000,000	75,000,000
BNP Paribas, 0.18%, dated 3/28/2013, to be repurchased at $60,001,200 on 4/1/2013 (c)	60,000,000	60,000,000
Citigroup Global Markets, Inc., 0.12%, dated 3/27/2013, to be repurchased at $24,000,560 on 4/3/2013 (d)	24,000,000	24,000,000
Citigroup Global Markets, Inc., 0.16%, dated 3/28/2013, to be repurchased at $43,000,764 on 4/1/2013 (e)	43,000,000	43,000,000
HSBC Securities, Inc., 0.22%, dated 3/28/2013, to be repurchased at $22,000,538 on 4/1/2013 (f)	22,000,000	22,000,000
JPMorgan Securities, Inc., 0.19%, dated 3/28/2013, to be repurchased at $35,000,739 on 4/1/2013 (g)	35,000,000	35,000,000
Merrill Lynch & Co., Inc., 0.12%, dated 3/26/2013, to be repurchased at $60,001,400 on 4/2/2013 (h)	60,000,000	60,000,000
Merrill Lynch & Co., Inc., 0.14%, dated 3/5/2013, to be repurchased at $250,030,139 on 4/5/2013 (i)	40,000,000	40,000,000
Merrill Lynch & Co., Inc., 0.15%, dated 3/28/2013, to be repurchased at $43,356,953 on 4/1/2013 (j)	43,356,230	43,356,230
Merrill Lynch & Co., Inc., 0.17%, dated 3/1/2013, to be repurchased at $48,042,160 on 9/3/2013 (k)	48,000,000	48,000,000
RBS Securities, Inc., 0.17%, dated 3/28/2013, to be repurchased at $50,000,944 on 4/1/2013 (l)	50,000,000	50,000,000
The Goldman Sachs & Co., 0.2%, dated 3/28/2013, to be repurchased at $64,001,422 on 4/1/2013 (m)	64,000,000	64,000,000
The Toronto-Dominion Bank, 0.12%, dated 3/27/2013, to be repurchased at $100,002,333 on 4/3/2013 (n)	100,000,000	100,000,000
Total Repurchase Agreements (Cost $696,356,230)		696,356,230

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,329,313,213)†	100.0	1,329,313,213
Other Assets and Liabilities, Net	0.0	324,402
Net Assets	100.0	1,329,637,615

† The cost for federal income tax purposes was $1,329,313,213.

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of March 31, 2013.

** Annualized yield at time of purchase; not a coupon rate.

(a) Collateralized by $32,683,100 U.S. Treasury Note, 0.25%, maturing on 9/15/2015 with a value of $32,640,034.

(b) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
71,580,000	Federal Home Loan Bank	1.16-2.5	7/10/2018- 7/18/2022	72,009,576
4,668,000	Federal National Mortgage Association	Zero Coupon	6/1/2017	4,490,569
Total Collateral Value				76,500,145

(c) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
20,280,000	Federal Home Loan Bank	0.5	1/8/2016	20,316,324
69,506,000	Residual Funding Corp. Principal Strip	Zero Coupon	1/15/2030	40,884,124
Total Collateral Value				61,200,448

(d) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
818,524	Federal Home Loan Mortgage Corp.	3.5-5.5	1/1/2028- 9/15/2041	889,518
21,746,123	Federal National Mortgage Association	3.5-4.5	7/1/2024- 8/1/2027	23,569,148
90,956	Federal National Mortgage Association — Interest Only	3.5	9/25/2027	11,466
8,887	Government National Mortgage Association	4.5	9/20/2040	9,869
Total Collateral Value				24,480,001

(e) Collateralized by $43,852,900 U.S. Treasury Note, 0.25%, maturing on 2/15/2015 with a value of $43,860,055.

(f) Collateralized by $20,798,379 Government National Mortgage Association, 3.5%, maturing on 7/15/2042 with a value of $22,444,699.

(g) Collateralized by $33,615,444 Federal National Mortgage Association, with the various coupon rates from 3-3.5%, with various maturity dates of 2/1/2027-11/1/2042 with a value of $35,703,002.

(h) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
165,294,600	Federal Home Loan Mortgage Corp. — Interest Only	1.845-6.0	2/15/2023- 3/15/2043	23,006,224
310,731,343	Federal National Mortgage Association — Interest Only	2.5-6.5	7/25/2025- 2/25/2043	38,193,776
Total Collateral Value				61,200,000

(i) Collateralized by $26,749,100 U.S. Treasury Bond, 6.875%, maturing on 8/15/2025 with a value of $40,800,044.

(j) Collateralized by $44,259,300 U.S. Treasury Note, 0.25%, maturing on 8/15/2015 with a value of $44,223,412.

(k) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
41,740,897	Federal Home Loan Mortgage Corp. — Interest Only	4.5	3/15/2041	6,440,412
273,329,443	Federal National Mortgage Association — Interest Only	3.0-4.5	4/25/2027- 4/25/2043	42,519,588
Total Collateral Value				48,960,000

(l) Collateralized by $43,580,000 U.S. Treasury Inflation-Indexed Note, 0.625%, maturing on 7/15/2021 with a value of $51,005,477.

(m) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
262,359,586	Federal Home Loan Mortgage Corp. — Interest Only	3.0-5.0	6/15/2027- 12/15/2041	37,690,913
10,719,613	Federal Home Loan Mortgage Corp. — Principal Only	Zero Coupon	9/15/2032- 7/15/2037	9,807,742
42,500,000	Federal National Mortgage Association — Interest Only	3.0	4/25/2033	6,318,602
12,365,783	Federal National Mortgage Association — Principal Only	Zero Coupon	6/25/2035- 3/25/2038	11,462,743
Total Collateral Value				65,280,000

(n) Collateralized by $97,775,100 U.S. Treasury Notes, with the various coupon rates from 1.25-2.125%, with various maturity dates of 9/30/2015-12/31/2015 with a value of $102,000,059.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of March 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (o)	$—	$632,956,983	$—	$632,956,983
Repurchase Agreements	—	696,356,230	—	696,356,230
Total	$—	$1,329,313,213	$—	$1,329,313,213

There have been no transfers between fair value measurement levels during the year ended March 31, 2013.

(o) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of March 31, 2013
Assets
Investments: Investments in non-affiliated securities, valued at amortized cost	$632,956,983
Repurchase agreements, valued at amortized cost	696,356,230
Total investments, valued at amortized cost	1,329,313,213
Cash	14,295
Interest receivable	412,966
Other assets	11,463
Total assets	1,329,751,937
Liabilities
Accrued Trustees' fees	11,256
Other accrued expenses and payables	103,066
Total liabilities	114,322
Net assets, at value	$1,329,637,615
Net Assets Consist of:
Distributions in excess of net investment income	(13,334)
Accumulated net realized gain (loss)	(1,541)
Paid-in capital	1,329,652,490
Net assets, at value	$1,329,637,615
Net Asset Value
Net Asset Value, offering and redemption price per share ($1,329,637,615 ÷ 1,328,959,426 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended March 31, 2013
Investment Income
Income: Interest	$2,016,012
Expenses: Administration fee	1,171,727
Services to shareholders	60,827
Custodian fee	36,890
Professional fees	82,717
Reports to shareholders	28,579
Trustees' fees and expenses	51,392
Other	35,654
Total expenses before expense reductions	1,467,786
Expense reductions	(1,105,476)
Total expenses after expense reductions	362,310
Net investment income	1,653,702
Net gain (loss)	(1,541)
Net increase (decrease) in net assets resulting from operations	$1,652,161

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$1,653,702	$1,406,280
Net realized gain (loss)	(1,541)	8,024
Net increase (decrease) in net assets resulting from operations	1,652,161	1,414,304
Distribution to shareholders from: Net investment income	(1,653,704)	(1,406,272)
Net realized gains	—	(89,000)
Total distributions	(1,653,704)	(1,495,272)
Fund share transactions: Proceeds from shares sold	19,560,237,107	22,144,379,422
Reinvestment of distributions	1,653,420	1,495,272
Payments for shares redeemed	(19,318,544,455)	(22,601,055,378)
Net increase (decrease) in net assets from Fund share transactions	243,346,072	(455,180,684)
Increase (decrease) in net assets	243,344,529	(455,261,652)
Net assets at beginning of period	1,086,293,086	1,541,554,738
Net assets at end of period (including distributions in excess of net investment income of $13,334 and $13,332, respectively)	$1,329,637,615	$1,086,293,086
Other Information
Shares outstanding at beginning of period	1,085,613,354	1,540,794,038
Shares sold	19,560,237,107	22,144,379,422
Shares issued in reinvestment of distributions	1,653,420	1,495,272
Shares redeemed	(19,318,544,455)	(22,601,055,378)
Net increase (decrease) in Fund shares	243,346,072	(455,180,684)
Shares outstanding at end of period	1,328,959,426	1,085,613,354

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended March 31,
	2013		2012		2011	Period Ended 3/31/10a
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations: Net investment income	.001		.001		.002	.001
Net realized gain (loss)	(.000	)***	.000	***	—	.000	***
Total from investment operations	.001		.001		.002	.001
Less distributions from: Net investment income	(.001)		(.001)		(.002)	(.001)
Net realized gains	—		(.000	)***	—	—
Total distributions	(.001)		(.001)		(.002)	(.001)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00
Total Return (%)b	.14		.11		.21	.10	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,330		1,086		1,542	1,412
Ratio of expenses before expense reductions (%)	.13		.12		.12	.12	*
Ratio of expenses after expense reductions (%)	.03		.03		.03	.02	*
Ratio of net investment income (%)	.14		.11		.21	.20	*
a For the period from October 2, 2009 (commencement of operations) to March 31, 2010.
b Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.0005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Investors Cash Trust (the "Trust'') is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), and is organized as a Massachusetts business trust. Central Cash Management Fund (the "Fund''), a diversified open-end management investment company, is a series of the Trust and is currently used exclusively as a cash sweep vehicle for the DWS Funds.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

At March 31, 2013, the Fund had net tax basis capital loss carryforwards of approximately $1,500 of short-term losses which may be applied against realized net taxable capital gains indefinitely.

Distributions of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At March 31, 2013, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$34
Capital loss carryforwards	$(1,500)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended March 31,
	2013	2012
Distributions from ordinary income*	$1,653,704	$1,495,272

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The Advisor receives no management fee from the Fund.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Pursuant to an agreement between DIMA and State Street Bank and Trust Company, DIMA has delegated certain administrative functions to State Street Bank and Trust Company. The costs and expenses of such delegation are borne by DIMA, not by the Fund.

The Advisor has contractually agreed to waive the Administration Fee through September 30, 2013, except that the Fund will reimburse the Advisor for any fees and expenses it pays to State Street Bank and Trust Company for fund accounting services delegated to State Street pursuant to the administrative services agreement. The waiver will continue from year to year thereafter unless the Board of Trustees approves the modification or elimination of the waiver.

Accordingly, for the year ended March 31, 2013, the Administration Fee aggregated $1,171,727, of which $1,105,476 was waived, resulting in an annual effective rate of 0.01% of the Fund's average daily net assets.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,307, of which $4,084 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson and Vice Chairperson.

C. Concentration of Ownership

At March 31, 2013, 100% of the outstanding shares of the Fund were held by other affiliated DWS funds.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Investors Cash Trust and Shareholders of Central Cash Management Fund:

We have audited the accompanying statement of assets and liabilities of Central Cash Management Fund (the "Fund"), a series of Investors Cash Trust (the "Trust"), including the investment portfolio, as of March 31, 2013 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Cash Management Fund at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts May 21, 2013

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2012 to March 31, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended March 31, 2013 (Unaudited)
Actual Fund Return
Beginning Account Value 10/1/12	$1,000.00
Ending Account Value 3/31/13	$1,000.70
Expenses Paid per $1,000*	$.15
Hypothetical 5% Fund Return
Beginning Account Value 10/1/12	$1,000.00
Ending Account Value 3/31/13	$1,024.78
Expenses Paid per $1,000*	$.15

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio
Central Cash Management Fund	.03%

For more information, please refer to the Fund's private offering memorandum.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 29% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	102	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	102	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	102
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	102	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	102	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	105	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

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Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 www.dws-investments.com (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

CUSIP Number	461473852
Fund Number	KENL

Deutsche Asset Management
A Member of the Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

CCMF-2
(R-031383-1 5/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

CENTRAL CASH MANAGEMENT FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$54,061	$0	$4,949	$0
2012	$56,046	$0	$4,805	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$243,066	$0
2012	$0	$333,267	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$4,949	$243,066	$387,432	$635,447
2012	$4,805	$333,267	$539,555	$877,627

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2012 and 2013 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Central Cash Management Fund, a series of Investors Cash Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	May 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	May 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 29, 2013